SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K



                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)               February 6, 1995



                        INTERSTATE GENERAL COMPANY L.P.
- ------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




         Delaware                        1-9393                52-1488756
- ----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
  of organization)                    File Number)         Identification No.)




 222 Smallwood Village Center, St. Charles, MD                    20602
- -----------------------------------------------             ------------------
   (Address of principal executive offices)                     (Zip Code)





Registrant's telephone number, including area code    (301) 645-6833
                                                   --------------------

Item 1

     Not applicable.

Item 2.   ACQUISITION OR DISPOSTION OF ASSETS

     On February 6, 1995, the Registrant distributed 5,128,372 Equus Gaming Company L.P. ("Equus") limited partnership Units (the "Distribution"), representing a 99% limited partnership interest in Equus to its unitholders. The Distribution was made pursuant to a registration statement filed with the Securities and Exchange Commission ("SEC") on August 12, 1994, which was declared effective by the SEC on January 10, 1995. The Distribution was made on the basis of one Equus Unit for every two IGC Units outstanding on the record date of January 25, 1995. Additional information regarding the Distribution is set forth in Attachment A to this report which is incorporated herein by reference.

Items 3 - 6

     Not applicable.

Item 7.   FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable

     (b)  Proforma Financial Information

          The following proforma financial information for Interstate General Company L.P. reflecting the distribution of Units representing a 99% limited partnership interest in Equus Gaming Company L.P. to IGC unitholders, included as Attachment B to this report, is incorporated herein by reference:

               Proforma condensed consolidated balance sheet as of December 31, 1994.

               Proforma condensed consolidated income statement for the year ended December 31, 1994.

     (c)  Exhibits

          2.   Amended and Restated Distribution            Exhibit 2.1 to
               Agreement dated November 22, 1994,           Form S-11 of Equus
               between Equus Gaming Company L.P.            Gaming Company
               and Interstate General Company L.P.          L.P., Registration
                                                            #33-82750

          28.  News release dated January 10, 1995          Filed herewith
                                                            (See Attachment A)

                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Interstate General Company L.P.
                                    -----------------------------------
                                              (Registrant)

                                    By:  Interstate General Management
                                         Corporation
                                         Managing General Partner


                                    By:  /s/ John E. Hans
                                         ------------------------------
                                         John E. Hans
                                         Senior Vice President and
                                         Assistant Secretary

April 3, 1995
- -------------------
     DATE

                                                       ATTACHMENT A



                                 NEWS RELEASE


FOR IMMEDIATE RELEASE                                  CONTACT
January 10, 1995                                       Gregory A. TenEyck
                                                       (301) 843-8600


                   IGC ANNOUNCES RECORD, DISTRIBUTION DATES
                   FOR SPIN-OFF OF EQUUS GAMING COMPANY L.P.


     ST. CHARLES, Md. - Interstate General Company L.P. (AMEX: IGC), a diversified real estate organization, announces that on February 6, 1995 it will distribute Class A Units representing a 99 percent limited partnership interest in Equus Gaming Company L.P. to IGC Unitholders of record January 25, 1995. The board of directors of IGC's managing general partner voted today to declare the distribution.

     IGC Unitholders of record will receive one Equus Class A Unit for every two IGC Units they own. Cash will be distributed in lieu of fractional Units. The Equus Units have been approved for listing on the Nasdaq National Market System. A prospectus relating to the Equus Units will accompany the Units upon distribution. The registration statement containing the prospectus was declared effective today by the Securities and Exchange Commission.

     Prior to February 1, 1995, IGC's transfer agent will accept instructions regarding broker requirements for full Equus Units or cash to be distributed with respect to IGC Units held in nominee accounts.

     Equus holds a 67 percent interest in the profits of Housing Development Associates S.E. (HDA), the partnership that owns El Comandante, the only thoroughbred race track and pari-mutuel wagering facility in Puerto Rico.

     Founded in 1957, IGC is a diversified real estate organization specializing in community development, homebuilding, investment properties and asset management services. A publicly traded partnership, IGC's Units are listed on the American and Pacific stock exchanges under the symbol IGC.

                                   #   #  #


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

                                                       ATTACHMENT B

ITEM 7.(b)     PROFORMA FINANCIAL INFORMATION

     On February 6, 1995, Interstate General Company L.P. ("IGC") distributed 5,128,372 Equus Gaming Company L.P. ("Equus") limited partnership units, representing a 99% limited partnership interest in Equus to its Unitholders. This distribution was made pursuant to a registration statement filed with the Securities and Exchange Commission ("SEC") on August 12, 1994, which was declared effective by the SEC on January 10, 1995. The distribution was made on the basis of one Equus unit for every two IGC units outstanding on the record date of January 25, 1995.

     The following proforma condensed consolidated financial statements reflect the proforma impact of IGC's distribution of its 99% interest in Equus to the Company's Unitholders at December 31, 1994 and for the year then ended:

                        INTERSTATE GENERAL COMPANY L.P.
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1994
                                (In thousands)

                                              Reversal
                                              of
                                              Elimina-
                             IGC              tion      Proforma       IGC
                         Consolidated  Equus  Entries   Entries      Proforma
                         ------------  -----  --------  --------    ----------

CASH                         $  6,833     --      --        (463)    $  6,370
                             -------- ------  ------      ------     --------
ASSETS RELATED TO
  COMMUNITY DEVELOPMENT
    Land and development
      cost                     68,543     --      --          --       68,543
    Other                       1,518     --      --          --        1,518
                             -------- ------  ------      ------     --------
                               70,061     --      --          --       70,061
                             -------- ------  ------      ------     --------
ASSETS RELATED TO
  HOMEBUILDING PROJECTS
    Homebuilding construction
      and land                  4,384     --      --          --        4,384
    Other                         614     --      --          --          614
                             -------- ------  ------      ------     --------
                                4,998     --      --          --        4,998
                             -------- ------  ------      ------     --------
ASSETS RELATED TO INVESTMENT
  PROPERTIES
    Investment in
      partnerships              9,976     --     971          --       10,947
    Investment properties,
      net of accumulated
      depreciation and
      amortization of $4,746   24,499     --      --          --       24,499
    Other                       1,133     --     131          --        1,264
                             -------- ------  ------      ------     --------
                               35,608     --   1,102          --       36,710
                             -------- ------  ------      ------     --------

OTHER ASSETS                    6,013     --      --          --        6,013
                             -------- ------  ------      ------     --------
                             $123,513 $   --  $1,102      $ (463)    $124,152
                             ======== ======  ======      ======     ========





                The accompanying notes are an integral part of these proforma condensed consolidated financial statements.

                        INTERSTATE GENERAL COMPANY L.P.
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF DECEMBER 31, 1994
                                (In thousands)
                                  (Continued)



                                              Reversal
                                              of
                                              Elimina-
                             IGC              tion      Proforma       IGC
                         Consolidated  Equus  Entries   Entries      Proforma
                         ------------  -----  --------  --------    ----------



ACCOUNTS PAYABLE AND
  ACCRUED LIABILITIES        $  8,444 $   87  $   --      $   --     $  8,357
                             -------- ------  ------      ------     --------
LIABILITIES RELATED TO
  COMMUNITY DEVELOPMENT
    Recourse debt              36,661     --      --          --       36,661
    Other                       6,996     --      --          --        6,996
                             -------- ------  ------      ------     --------
                               43,657     --      --          --       43,657
                             -------- ------  ------      ------     --------
LIABILITIES RELATED TO
  HOMEBUILDING                  4,904     --      --          --        4,904
                             -------- ------  ------      ------     --------

LIABILITIES RELATED TO
  INVESTMENT PROPERTIES
    Recourse debt              22,771     --      --          --       22,771
    Non-recourse debt           1,559     --      --          --        1,559
    Accounts payable and
      accrued liabilities       1,473    306      --          --        1,167
    Due to Interstate General
      Company L.P.                 --    131     131          --           --
                             -------- ------  ------    --------     --------
                               25,803    437     131          --       25,497
                             -------- ------  ------    --------     --------

TOTAL LIABILITIES              82,808    524     131          --       82,415
                             -------- ------  ------    --------     --------

PARTNER'S CAPITAL              40,705  (524)     971       (463)       41,737
                             -------- ------  ------    --------     --------
                             $123,513 $   --  $1,102    $  (463)     $124,152
                             ======== ======  ======    ========     ========




                The accompanying notes are an integral part of these proforma condensed consolidated financial statements.

                        INTERSTATE GENERAL COMPANY L.P.
              PROFORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 1994

                                              Reversal
                                              of
                                              Elimina-
                             IGC              tion      Proforma       IGC
                         Consolidated  Equus  Entries   Entries      Proforma
                         ------------  -----  --------  --------    ----------
Revenues
  Community development-
    land sales               $ 22,296  $  --   $  --     $    --     $ 22,296
  Homebuilding-home sales      20,265     --      --          --       20,265
  Revenues from investment
    properties
      Investment in gaming
        properties              7,288    300      --        (463)       6,525
      Equity in earnings from
        partnerships and
        development fees        4,938     --      --          --        4,938
      Apartment rental revenues 4,538     --      --          --        4,538
  Management and other fees     3,453     --      --          --        3,453
  Interest and other income       648     55      --          --          593
                           ---------- ------   -----    --------   ----------
        Total Revenues         63,426    355                (463)      62,608
                           ---------- ------   -----    --------   ----------

Expenses
  Cost of land sales           14,970     --      --          --       14,970
  Cost of home sales           18,508     --      --          --       18,508
  Selling and marketing         1,556     --      --          --        1,556
  General and administrative    8,614      2      --          --        8,612
  Rental apartment expenses     4,526     --      --          --        4,526
  Depreciation and amortization   591     --      --          --          591
  Interest expense              2,032     --      --          --        2,032
  Write-off deferred
    project costs               1,761  1,761      --          --           --
                           ---------- ------   -----    --------   ----------
                               52,558  1,763      --          --       50,795
                           ---------- ------   -----    --------   ----------
Income (loss) before provision
  for income taxes             10,868 (1,408)     --        (463)      11,813
Provision for income taxes      3,511     87      --          --        3,424
                           ---------- ------   -----    --------   ----------
Income before minority interest 7,357 (1,495)     --        (463)       8,389
Minority interest                (716)    --      --          --         (716)
                           ---------- ------   -----    --------   ----------
Net income                 $    6,641$(1,495)     --    $   (463)  $    7,673
                           ========== ======   =====    ========   ==========
Net income per unit              $.66   (.15)     --      $ (.05)       $ .76
                           ========== ======   =====    ========   ==========
Weighted average units
  outstanding                  10,126 10,126      --      10,126       10,126
                           ========== ======   =====    ========   ==========

                The accompanying notes are an integral part of these proforma condensed consolidated financial statements.

                        INTERSTATE GENERAL COMPANY L.P.
         NOTES TO PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                               December 31, 1994




The accompanying proforma condensed consolidated financial statements for the year ended December 31, 1994, include the accounts of Interstate General Company L.P. and consolidated subsidiaries including Equus Gaming Company L.P. and Virginia Jockey Club, Inc. under the column named "IGC Consolidated" and the accounts of Equus Gaming Company L.P. and Virginia Jockey Club, Inc., under the column named "Equus" after eliminating all intercompany transactions.

IGC distributed partnership Units representing a 99% limited partnership interest in Equus Gaming Company L.P. to its unitholders on February 6, 1995. Adjustments to the proforma condensed consolidated statement of income have been prepared as if the Distribution occurred on January 1, 1994. Adjustments to the proforma condensed consolidated balance sheet have been prepared as if the Distribution occurred on December 31, 1994.

Reversal of Elimination Entries

The entries included in the accompanying proforma condensed consolidated financial statements as of December 31, 1994, and for the year then ended under the heading "Reversal of Elimination Entries" include a $131,000 entry to reflect amounts owed by Equus to IGC at December 31, 1994 as a receivable. These receivables arose from IGC's funding of deferred project costs associated with Equus' investment in Virginia Jockey Club, a wholly owned subsidiary of Equus, and were previously eliminated by IGC in its consolidated balance sheet for the year ended December 31, 1994. Also included under this heading is an entry to reflect IGC's investment in Equus of $971,000 as an investment in partnerships at December 31, 1994. This amount was also previously eliminated in IGC's December 31, 1994 consolidated financial statements.

Proforma Entries

The accompanying proforma condensed consolidated financial statements have been prepared assuming that Equus received its 67% profits interest and 26.35% capital interest in HDA from IGC and Interstate Business Corporation on January 1, 1994. Under this assumption, IGC would not be entitled to $463,000 of cash distributions which were received from HDA in 1994. A proforma adjustment for such distributions has been included in the accompanying proforma condensed consolidated financial statements.